SUPPLEMENT TO GAM FUNDS, INC PROSPECTUS DATED APRIL 30, 2000

*On March 9, 2001, the Board of Directors of the Fund terminated the Investment Advisory Agreement between GAM North America Fund and Fayez Sarofim & Co. ("Sarofim") effective as of the close of the New York Stock Exchange on Friday, March 23, 2001. Sarofim served as Co-Investment Advisor along with GAM International Management Limited to the GAM North America Fund. On Monday, March 26, 2001, the Board of Directors approved the appointment of Global Asset Management (USA) Inc. as Co-Investment Advisor to the GAM North America Fund pursuant to an Interim Advisory Agreement. GAM International Management Limited will remain as Co-Investment Advisor to the GAM North America Fund. The Interim Advisory Agreement is valid for no more than 150 days from termination of the Investment Advisory Agreement with Sarofim. The Board of Directors must meet in person and approve, by a majority vote of the Independent Directors and a majority vote of the entire Board, a new advisory agreement (the "New Advisory Agreement") to replace the Interim Advisory Agreement. It is expected that the Board will meet in person on April 25, 2001 to consider adopting the Interim Advisory Agreement with Global Asset Management (USA) Inc. as the New Advisory Agreement. Thereafter, the New Advisory Agreement will be submitted to shareholders for approval at a shareholder meeting. If so approved by the Board and by holders of a majority of the outstanding shares of GAM North America Fund, Global Asset Management (USA) Inc. will become the permanent Co-Investment Advisor to the GAM North America Fund until terminated. Until such time as a New Agreement is approved by the Board and by the holders of a majority of the outstanding shares of GAM North America Fund, the Prospectus is amended as follows:

* Cover page, the second paragraph is deleted in its entirety and replaced as follows:

The Funds described in this Prospectus are managed by GAM International Management Limited ("GIML"). Global Asset Management (USA) Inc. ("GAM USA") serves as the Co-Investment Advisor to the GAM North America Fund pursuant to an Interim Advisory Agreement. GIML and GAM USA are collectively referred to as the "Investment Advisors." GAM Services, Inc. ("GAM Services"), an affiliate of GAM USA and GIML, serves as the principal underwriter for the Funds' securities.

* Page 45, with respect to "INVESTMENT ADVISORS," is deleted in its entirety and replaced as follows:

II.  Management of the Funds

INVESTMENT ADVISORS

GAM International Management Limited ("GIML"), a corporation organized in 1984 under the laws of the United Kingdom, 12 St. James's Place, London SW1A 1NX England, serves as Investment Advisor for each Fund. GIML manages the assets of the GAM North America Fund along with the Co-Investment Advisor Global Asset Management (USA) Inc. ("GAM USA"). GAM USA is a corporation organized in 1989 under the laws of the State of Delaware, 135 East 57th Street, New York, New York 10022.

Global Asset Management Limited ("GAML"), the ultimate shareholder of GIML and GAM USA, is wholly owned by UBS AG ("UBS"), a Swiss banking corporation. UBS, with headquarters in Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998. GIML and GAM USA are affiliated entities, each indirectly wholly owned by GAML.

As compensation for its services, each Fund pays GIML the equivalent of 1.0% per annum of the Fund's average daily net assets. GIML, with respect to the GAM North America Fund, pays a portion of the investment management fee to GAM USA as agreed between the parties.

The Funds' expense ratios may be higher than those of most registered investment companies. This reflects, in part, the higher costs of investing outside the United States. The advisory fee paid by each Fund is higher than that of most registered investment companies. The Funds pay for all expenses of their operations.

* Page 45, with respect to "INDIVIDUALS PRIMARILY RESPONSIBLE FOR DAY-TO-DAY MANAGEMENT OF THE FUNDS," is amended to delete the paragraph with respect to the GAM North America Fund in its entirety and replaced as follows:

INDIVIDUALS PRIMARILY RESPONSIBLE FOR DAY-TO-DAY MANAGEMENT OF THE FUNDS:

GAM NORTH AMERICA FUND

James A. Abate, Investment Director, joined GAM USA as Investment Director in January 2001. Prior to joining GAM USA, Mr. Abate was the Chief Financial Officer for Viewpoint Corporation. Previously, Mr. Abate served as Managing Director and Portfolio Manager with responsibility for Credit Suisse Asset Management's U.S. select equity portfolios as well as the firm's New York based global sector funds. Mr. Abate managed assets for Credit Suisse Asset Management and its predecessor firms for approximately 5 years before joining Viewpoint Corporation. Previously, he was a co-founder and Managing Director of Vert Independent Capital Research, a Wall Street equity research boutique, and a Manager in Price Waterhouse's Valuation/Corporate Finance Group. Mr. Abate manages other funds and accounts for GAM USA and is based in New York.

* Page 46, the first paragraph is deleted in its entirety and replaced as follows:

DISTRIBUTOR

GAM Services, Inc. 135 East 57th Street, New York, New York 10022, an affiliate of GAM USA and GIML, serves as the distributor and principal underwriter of the Funds' shares. GAM USA and GIML are indirect wholly owned subsidiaries of Global Asset Management Limited ("GAML"). GAML is wholly owned by UBS AG. GAM Services compensates financial services firms which sell share of the Funds pursuant to agreements with GAM Services. Compensation payments come from sales charges paid by shareholders at the time of purchase (for Class A and D shares), from GAM Services resources (for Class B and C shares) and from 12b-1 fees paid out of Fund assets.

The information contained in this Supplement supersedes any contrary information contained in the Fund's Prospectus. Please be sure to retain this Supplement with your Prospectus.

Supplement dated:  March 28, 2001